Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of ADTRAN Holdings, Inc. (the “Company”) constitutes and appoints Thomas R. Stanton and Michael K. Foliano, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, debt securities, depository shares, warrants, purchase contracts and units of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ H. Fenwick Huss
H. Fenwick Huss
Director
Date: October 18, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of ADTRAN Holdings, Inc. (the “Company”) constitutes and appoints Thomas R. Stanton and Michael K. Foliano, and each of them severally, her true and lawful attorneys-in-fact and agents with full and several power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, debt securities, depository shares, warrants, purchase contracts and units of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Johanna Hey
Johanna Hey
Director
Date: October 18, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of ADTRAN Holdings, Inc. (the “Company”) constitutes and appoints Thomas R. Stanton and Michael K. Foliano, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, debt securities, depository shares, warrants, purchase contracts and units of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Gregory J. McCray
Gregory J. McCray
Director
Date: October 18, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of ADTRAN Holdings, Inc. (the “Company”) constitutes and appoints Thomas R. Stanton and Michael K. Foliano, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, debt securities, depository shares, warrants, purchase contracts and units of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Balan Nair
Balan Nair
Executive Chairman of the Board
Date: October 18, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of ADTRAN Holdings, Inc. (the “Company”) constitutes and appoints Thomas R. Stanton and Michael K. Foliano, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, debt securities, depository shares, warrants, purchase contracts and units of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Brian Protiva
Brian Protiva
Director
Date: October 18, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of ADTRAN Holdings, Inc. (the “Company”) constitutes and appoints Thomas R. Stanton and Michael K. Foliano, and each of them severally, her true and lawful attorneys-in-fact and agents with full and several power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, debt securities, depository shares, warrants, purchase contracts and units of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Jacqueline H. Rice
Jacqueline H. Rice
Director
Date: October 18, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of ADTRAN Holdings, Inc. (the “Company”) constitutes and appoints Thomas R. Stanton and Michael K. Foliano, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, debt securities, depository shares, warrants, purchase contracts and units of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Nikos Theodosopoulos
Nikos Theodosopoulos
Director
Date: October 18, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of ADTRAN Holdings, Inc. (the “Company”) constitutes and appoints Thomas R. Stanton and Michael K. Foliano, and each of them severally, her true and lawful attorneys-in-fact and agents with full and several power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, debt securities, depository shares, warrants, purchase contracts and units of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Kathryn Walker
Kathryn Walker
Director
Date: October 18, 2022